Exhibit 10.33

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of November 4, 2022 (this “Agreement”), is made by the signatory hereto indicated as a Grantor (the “Grantor”) in favor of BLUE TORCH FINANCE LLC, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Financing Agreement, dated as of November 4, 2022 (as the same may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Near Intelligence Holdings Inc., a Delaware corporation, the Lenders from time to time party thereto, the Collateral Agent and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein;

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Financing Agreement, the Grantor entered into a Pledge and Security Agreement, dated as of November 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), among the Grantor, the Collateral Agent and the other parties from time to time party thereto, pursuant to which the Grantor granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Pledge and Security Agreement, the Grantor agreed to execute this Agreement, in order to record the security interest granted to the Collateral Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Pledge and Security Agreement, and if not defined therein, shall have the respective meanings given thereto in the Financing Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

SECTION 2.1 Grant of Security.

The Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of like nature, whether registered or unregistered, and, with respect to any and all of the foregoing, (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule A, (ii) all extensions and renewals thereof and (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing; and

(b) (i) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation of any of the foregoing, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

Notwithstanding anything to the contrary in this Agreement, the term “Trademark Collateral” shall not include (and no component term of the definition of Trademark Collateral shall include), Excluded Property.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

SECTION 12.09 (GOVERNING LAW) OF THE FINANCING AGREEMENT IS HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

SECTION 5. Counterparts

Section 12.04 (Counterparts) of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

NEAR INTELLIGENCE HOLDINGS INC.,
as Grantor

By:
Name:
Title:

[NAME OF GRANTOR],
as Grantor

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

Accepted and Agreed:

BLUE TORCH FINANCE LLC,
as Collateral Agent

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Company	Country	Trademark	Application or Registration No.	Application or Registration Date
Near Intelligence Holdings Inc.	US	UBERADS	4,519,285	04/22/2014
Near Intelligence Holdings Inc.	US	UBERMEDIA	4,577,078	07/29/2014
Near Intelligence Holdings Inc.	US	UBERMEDIA	4,392,702	08/27/2013
Near Intelligence Holdings Inc.	US	UBERSOCIAL	4,388,513	08/20/2013
Near Intelligence Holdings Inc.	US	UBERADS	5,064,500	10/18/2016
Near Intelligence Holdings Inc.	US	ECHOFON	3,829,463	08/03/2010
Near Intelligence Holdings Inc.	US	ALLSPARK	5,677,547	02/19/2019
Near Intelligence Holdings Inc.	US	NEAR	5,135,370	02/07/2017
Near Intelligence Holdings Inc.	US	ADNEAR	5,430,931	03/27/2018
Near Intelligence Holdings Inc.	US	CARBON	5,847,965	09/03/2019

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